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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               November 10, 2000
                        (Date of earliest event reported)

                                   HYSEQ, INC.
             (Exact name of Registrant as specified in its charter)

    Nevada                       0-22873                        36-3855489
  (State of                (Commission File No.)               (IRS Employer
Incorporation)                                               Identification No.)
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                               670 Almanor Avenue
                           Sunnyvale, California 94085
          (Address of principal executive offices, including zip code)

                                  408-524-8100
              (Registrant's telephone number, including area code)



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Item 5. Other Events.

        On November 10, 2000, Hyseq, Inc. entered into a Line of Credit
Agreement with its Chairman and Chief Executive Officer to provide a line of credit of up to $20.0 million in aggregate principal amount, available for draw down through November 29, 2002. Amounts outstanding under the line of credit bear interest at prime plus 1% and are payable in 48 equal monthly installments beginning upon the expiration date of November 30, 2002. Any notes issued pursuant to such line of credit may be converted at Hyseq's option into shares of its common stock at fair market value on the day Hyseq elects such conversion.

Item 7. Financial Statements and Exhibits.

(c)     Exhibits

        10.15 Line of Credit Agreement dated as of November 10, 2000 by and between Hyseq, Inc. and Dr. George B. Rathmann.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       HYSEQ, INC.

                       /s/ Mark E. Gitter
                       ---------------------------
                       Name: Mark E. Gitter
                       Title: Chief Financial Officer


Date: December 14, 2000



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                                  EXHIBIT INDEX

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
Exhibit No.     Description of Exhibit
-----------     ----------------------
10.15           Line of Credit Agreement dated as of November 10, 2000 by and between Hyseq, Inc. and Dr. George B. Rathmann.